UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 1, 2022

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)  On September 1, 2022, CBL & Associates Properties, Inc. (the “Company”) issued a press release announcing an executive transition plan related to the Company’s Chief Financial Officer.  Pursuant to this plan, it is anticipated that Farzana Khaleel will cease to serve as CBL’s Executive Vice President – Chief Financial Officer as of December 31, 2022 and Benjamin W. Jaenicke, who has been appointed Executive Vice President – Finance of CBL effective September 1, 2022, will assume the duties of Executive Vice President – Chief Financial Officer as of January 1, 2023.  The Company also expects to enter into a consulting arrangement with Ms. Khaleel to continue to provide certain advisory services through an initial term ending March 31, 2023, with one 3-month extension available at the Company’s option, in order to provide for a smooth transition.  The Company also anticipates that Ms. Khaleel will continue to serve in her current role if Mr. Jaenicke is unable for any reason to assume the duties of Chief Financial Officer as planned.

(c)  The information set forth in Item 5.02(b) above is incorporated herein by reference.  Prior to joining the Company, Mr. Jaenicke, age 39, had served since 2012 as Director, Real Estate Investment Banking at Wells Fargo Securities (and its predecessor firm, Eastdil Secured), where he worked closely with executives across the real estate industry on strategic and capital planning including advising clients on M&A transactions, recapitalizations, and capital markets executions.  Prior to joining Wells Fargo/Eastdil, Mr. Jaenicke worked at PricewaterhouseCoopers where he performed audits and other accounting services for public REIT clients.  Mr. Jaenicke holds a BS in Business and a Master of Accounting from Miami University and received his MBA from the University of Virginia Darden School of Business.  He is a CFA charterholder and former Certified Public Accountant.

In connection with his employment, Mr. Jaenicke entered into an Employment Agreement with the Company, the material terms of which may be summarized as follows:

Term: Initial term runs from September 1, 2022 through April 1, 2024, with automatic renewals for successive 1-year terms if not terminated.

Base Salary: Initial annual base salary of $350,000 (pro-rated for the remainder of 2022), increasing to $400,000 beginning January 1, 2024, with future increases or decreases at the discretion of the Company’s Compensation Committee (provided that base salary shall not be decreased by more than 5% during the term of the agreement).

Annual Bonus: Annual bonus opportunities, structured as determined by the Compensation Committee, for 2023 and future years, with an annual bonus of $109,333 for 2022 and a target annual bonus amount of $338,000 for 2023 pursuant to such terms as the Compensation Committee may approve.

Initial Stock Grant: Initial grant of 20,000 shares of restricted common stock, vesting in four equal annual installments and subject to the same terms as other outstanding restricted stock awards to the Company’s executives as described in the Company’s 2022 proxy statement.

Future Equity Incentives: Participation in the Company’s equity incentive programs under its 2021 Equity Incentive Plan on the same basis as other similarly situated executives, with awards of restricted common stock of not less than 25,000 shares and awards of performance stock units (or equivalents) covering not less than 30,000 shares/units for 2023.

Insurance/Benefits: Continuation of health insurance benefits for 18 months following termination, subject to longer continuation, if applicable, under the terms of the Company’s Tier I, Tier II and Tier III Legacy Retiree Programs as described in the Company’s 2022 proxy statement, subject to Mr. Jaenicke not having been terminated for Cause.

Severance: If employment is terminated either (A) by the Company without Cause or (B) by Mr. Jaenicke for Good Reason following a Change in Control (as defined in the 2021 Equity Incentive Plan), severance will be twice (2x) the sum of (i) Mr. Jaenicke’s then-current annual base salary plus (ii) his 2023 target annual bonus as described above.

Death/Disability: If employment is terminated due to death or disability, severance is twice (2x) then-current annual base salary.

Non-Solicitation/Non-Compete: Non-Competition Period is six months following termination, while Non-Solicitation Period is one year following termination.

For purposes of the provisions summarized above, the terms “Cause” and “Good Reason” have the same meanings as in the Company’s other current senior executive employment agreements, as described in the Company’s 2022 proxy statement.  The Company also agreed to provide a relocation allowance to Mr. Jaenicke in an amount not to exceed $100,000, subject to Mr. Jaenicke’s agreement to repay such allowance if he voluntarily resigns from his employment within two years of September 1, 2022.  The foregoing summary of Mr. Jaenicke’s Employment Agreement and Relocation Allowance Commitment is qualified by reference to the full terms of such documents, which are filed as Exhibits 10.1 and 10.2 to this report.

Mr. Jaenicke does not have any other arrangements or relationships with the Company required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

Item 8.01 Other Events

A copy of the press release announcing the Company’s CFO transition plan described above is attached hereto as Exhibit 99.1 and is incorporated herein by reference and constitutes part of this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
10.1	Employment Agreement for Benjamin W. Jaenicke, dated September 1, 2022.
10.2	Relocation Allowance Commitment with Benjamin W. Jaenicke, dated September 1, 2022.
99.1	Press Release – CBL Properties Announces CFO Transition Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

Date: September 1, 2022	/s/ Farzana Khaleel
Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer